--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2002



Dear Shareholder:

      As the economy remains in search of sure signs of recovery, volatility dominated the overall market place for the semi-annual period ended June 30, 2002. With the emergence of questionable corporate governance and accounting practices, investors continued to seek refuge by turning to the bond market. Although fixed income asset classes were not immune to economic instability, the LEHMAN BROTHERS AGGREGATE INDEX*, a broad measure of the bond market, posted strong positive gains over the semi-annual period ended June 30, 2002, returning 3.79%.

      The Federal Reserve Board (the "Fed") left interest rates unchanged in the first half of the year as a result of the slow pace of economic recovery and the absence of inflationary threats. While economic indicators have provided optimistic data, the sluggish rate of improvement of the markets kept the Fed cautious about raising interest rates. We maintain a conservative outlook for the rest of the year given current volatility and sub-par growth over the latter half of the period.

      Looking broadly at the fixed income market, mortgage-backed securities, although outperforming Treasuries for the period, have underperformed in the month of June due to volatility caused by prepayment fears and declining interest rates. In the current environment of dubious corporate governance and accounting procedures, corporate debt has turned from outperforming Treasuries by 147 basis points in May to underperforming Treasuries by 134 basis points in June on a duration-adjusted basis. Investors still fear terrorist activity, continued inconsistency of rating agency actions, ongoing corporate governance issues, and continuing stock market volatility. In the government sector, shorter dated Treasuries benefited from reduced Fed tightening expectations, and a modest flight-to-quality resulted from continued political and economic turmoil. While demand for the security of U.S. Treasuries was strong, supply was restricted due to delays in raising the debt ceiling, which further supported short and intermediate maturities.

      Importantly, both consumer confidence and manufacturing activity posted reasonably strong results, which bodes well for the longer-term strength of the economic recovery. Retail sales, however, were somewhat disappointing, falling 0.9% in May after a 1.2% gain in April. A viable economic recovery most likely will depend on sustained consumer spending and increased consumer confidence.

      The prevalent volatility of bond and other markets in the past six months reaffirms the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of achieving this goal and we encourage you to consult one when making investment decisions.

      The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. Thank you for your continued confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                       /s/ Ralph L. Schlosstein



Laurence D. Fink                            Ralph L. Schlosstein
Chief Executive Officer                     President
BlackRock Advisors, Inc.                    BlackRock Advisors, Inc.


* The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

                                                                   July 31, 2002

Dear Shareholder:

     We are pleased to present the consolidated unaudited semi-annual report for The BlackRock Advantage Term Trust Inc. (the "Trust") for the six months ended June 30, 2002. We would like to take this opportunity to review the change in the Trust's stock price and net asset value (NAV), summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BAT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or shortly before December 31, 2005. Although there can be no guarantee, BlackRock believes that the Trust can achieve its investment objective. The Trust invests in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities, U.S. Government and agency securities, asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the changes in the Trust's stock price and NAV:

-----------------------------------------------------------------------------
                            6/30/02   12/31/01     Change    High      Low
-----------------------------------------------------------------------------
Stock Price                 $11.70     $11.15       4.93%   $11.75     $10.95
-----------------------------------------------------------------------------
Net Asset Value (NAV)       $11.97     $11.64       2.84%   $12.02     $11.54
-----------------------------------------------------------------------------
5-Year U.S. Treasury Note     4.03%      4.30%     (6.28)%    4.84%      3.98%
-----------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period ended June 30, 2002, as volatility and instability were prevalent throughout all sectors of the market. The U.S. economy showed signs of recovery, but mixed economic data and dismal performance in the equity markets caused a massive unwinding of Fed tightening expectations. Structural imbalances in the U.S. economy became evident and the effects of the short-term stimulus post September 11th diminished, causing the Fed to remain on hold and leave the Federal Funds rate unchanged at 1.75%. Positive economic data included a rise in first quarter 2002 GDP of 6.1%, the fastest rate in two years, strong manufacturing data, an 8.4% rise in first quarter 2002 productivity and the Consumer Confidence Index advancing from year-end levels. Low inventory levels should support manufacturing data, but we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery. The long-term sustainability of the highly leveraged consumer remains a pivotal issue to the strength of the economic recovery. Although fundamentals support a recovery, declining equities and a plummeting dollar continue to erode investor confidence. We remain uncertain that a near-term business investment recovery will materialize, as pricing power remains weak. While second quarter weakness may be overstated, the likely outcome is one of several quarters of sub-par growth in the 2.5%-3.0% range.

     Year-to-date, rates have fallen across the yield curve. The Treasury market returned 3.61% during the period, posting exceptionally strong months in April and June as risk aversion dominated the markets. Over the course of the period, the yield curve steepened in reaction to mixed economic data and a proliferation of negative headlines in the corporate sector. Looking ahead, the budget surplus of 2001 is unlikely to be sustained due to anemic tax revenues and a sharp rise in defense spending, which should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing until it can return to regular auctions. As of June 30, 2002, the 5-year Treasury was yielding 4.03% versus 4.30% on December 31, 2001.

     For the period, the LEHMAN MORTGAGE INDEX returned 4.51% versus 3.79% for the LEHMAN AGGREGATE INDEX. After a strong first quarter, mortgages slowed and outperformed Treasuries by only 13 basis points in the second quarter. Increased concerns over prepayments as well as expectations of large supply coming down the pipeline depressed performance. Higher coupon issues outperformed lower coupons and 30-year pass-throughs outperformed 15-years. Despite increasing talk of reform initiatives that could potentially affect FNMA and FHLMC, there was little effect on the performance relative to GNMA issues. The consensus that Fed Funds will remain stable for at least the next quarter has fueled portfolio buying of MBS by banks seeking higher income. The reluctance of banks to take on credit risk has been important in pushing them toward agency MBS. However, concerns remain that increased levels of refinancing will lead to an upcoming supply wave.

     For the semi-annual period, the LEHMAN U.S. CREDIT INDEX returned 2.63% versus 3.79% for the LEHMAN AGGREGATE INDEX. Corporates had one of their worst quarters on record, underperforming Treasuries by 184 basis points in the second quarter, and are underperforming by 138 basis points year-to-date on a duration adjusted basis. Individual credit issues have caused some contagion, and many cor-porations have found they have little pricing power, which will pressure future profits. Although issuance in 2002 has been heavy, this trend has started to slow. Demand for high quality issues has continued to be strong despite a reduction in foreign fund inflows. In May, the corporate component of the Lehman Aggregate shrank due to the extraordinary amount of fallen angels migrating into the high yield sector. Fundamentals remain weak as downgrades continue and corporate leverage is historically high. In the presence of opaque accounting, the rating agencies are increasingly taking their cues from market prices as an indication of financial distress. Some firms under scrutiny have moved towards greater transparency, and widespread adoption of this approach should gradually bolster investor confidence. The market is focusing on issues in specific sectors such as telecom, technology, and media and investors are intolerant of any unhealthy news. Year-to-date, higher quality securities have outperformed lower quality issues and the variance in performance between in-favor and out-of-favor issues is as dramatic as we have seen. Looking ahead, due to the degree of distress experienced in the high-grade market, selective corporate issues may now seem attractive as a result of mis-pricing.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives.

     The following charts show the Trust's asset composition and corporate credit quality allocations:



--------------------------------------------------------------------------------
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                   JUNE 30, 2002    DECEMBER 31, 2001
--------------------------------------------------------------------------------
Agency Zero-Coupon Bons                             60%               55%
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                      9%               10%
--------------------------------------------------------------------------------
Corporate Bonds                                      7%                8%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities             7%                8%
--------------------------------------------------------------------------------
Stripped Money Market Instrument                     6%                6%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                              5%                5%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                1%                3%
--------------------------------------------------------------------------------
U.S. Government and Agency Securities                1%               --
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                               1%                1%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         1%                2%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities            1%                1%
--------------------------------------------------------------------------------
Asset-Backed Securities                              1%                1%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                              RATING % OF CORPORATES
                                     -------------------------------------------
CREDIT RATING*                         JUNE 30, 2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------
AAA or equivalent                           18%                  18%
--------------------------------------------------------------------------------
AA or equivalent                            10%                  10%
--------------------------------------------------------------------------------
A or equivalent                             39%                  39%
--------------------------------------------------------------------------------
BBB or equivalent                           33%                  33%
--------------------------------------------------------------------------------



----------
   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust's termination date of December 31, 2005. Additionally, the Trust has been active in reducing positions in bonds with maturity dates or potential cash flows after the Trust's termination date.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Advantage Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,



/s/ Robert S. Kapito                            /s/ Michael P. Lustig

Robert S. Kapito                                Michael P. Lustig
Vice Chairman and Portfolio Manager             Portfolio Manager
BlackRock Advisors, Inc.                        BlackRock Advisors, Inc.



-------------------------------------------------------------------------------
                     The BlackRock Advantage Term Trust Inc.
-------------------------------------------------------------------------------

  Symbol on New York Stock Exchange:                                 BAT
-------------------------------------------------------------------------------
  Initial Offering Date:                                       April 27, 1990
-------------------------------------------------------------------------------
  Closing Stock Price as of 6/30/02:                               $11.70
-------------------------------------------------------------------------------
  Net Asset Value as of 6/30/02:                                   $11.97
-------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 6/30/02 ($11.70)(1):            5.13%
-------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                       $ 0.05
-------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                    $ 0.60
-------------------------------------------------------------------------------


(1) Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
  RATING* (000)          DESCRIPTION                             (NOTE 1)
-------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--128.4%
                 MORTGAGE PASS-THROUGHS--1.6%
                 Federal Home Loan Mortgage Corp.,
        $  578     6.50%, 8/01/25 - 10/01/25 ................ $   589,823
            54     9.50%, 1/01/05, 15 year ..................      57,448
             3   Federal National Mortgage Association,
                   9.50%, 7/01/20 ...........................       3,561
         1,131   Government National Mortgage
                   Association,
                   8.00%, 1/15/26 - 7/15/27 .................   1,203,246
                                                               ----------
                                                                1,854,078
                                                               ----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--1.3%
                           Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           586     Trust 1992-43, Class 43-E,
                     4/25/22 ................................     615,595
         1,444     Trust 1993-193, Class 193-E,
                     9/25/23 ................................     898,428
                                                               ----------
                                                                1,514,023
                                                               ----------
                 NON-AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGH--0.2%
AAA        240   Citicorp Mortgage Securities, Inc.,
                   REMIC Pass-Through Certificates,
                   Trust 1998-3, Class A6,
                     5/25/28 ................................     242,659
                                                               ----------
                 INVERSE FLOATING RATE
                 MORTGAGES--11.0%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           807     Series 1414, Class 1414-S,
                     11/15/07 ...............................     879,942
           190     Series 1490, Class 1490-SE,
                     4/15/08 ................................     224,450
           149     Series 1537, Class 1537-SB,
                     6/15/08 ................................     153,380
         1,650     Series 1601, Class 1601-SD,
                     10/15/08 ...............................   1,695,460
         1,000     Series 1621, Class 1621-SH,
                     11/15/22 ...............................     881,560
           504     Series 1635, Class 1635-P,
                     12/15/08 ...............................     535,099
            49     Series 1655, Class 1655-SB,
                     12/15/08 ...............................      51,833
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,409     Trust 1992-190, Class 190-S,
                     11/25/07 ...............................   1,741,067
           133     Trust 1993-179, Class 179-SP,
                     4/25/21 ................................     135,967
           260     Trust 1993-209, Class 209-SG,
                     8/25/08 ................................     260,626

        $1,015     Trust 1993-214, Class 214-S,
                     12/25/08 ............................... $ 1,063,679
         1,053     Trust 1993-214, Class 214-SL,
                     12/25/08 ...............................   1,004,060
           324     Trust 1993-221, Class 221-SA,
                     3/25/08 ................................     353,003
           781     Trust 1993-224, Class 224-SE,
                     11/25/23 ...............................     829,635
AAA      2,440   Sears Mortgage Securities Corp.,
                   Series 1993-7, Class 7-S3,
                     4/25/08 ................................   2,581,667
                                                               ----------
                                                               12,391,428
                                                               ----------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--9.1%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         5,704     Series 194, Class 194-IO,
                     4/01/28 ................................   1,185,836
             5     Series 1543, Class 1543-VU,
                     4/15/23 ................................      87,175
         1,197     Series 1588, Class 1588-PM,
                     9/15/22 ................................      86,918
           151     Series 1880, Class 1880-DA,
                     3/15/08 ................................       1,845
         4,605     Series 1989, Class 1989-SL,
                     5/15/08 ................................     100,725
         4,605     Series 1989, Class 1989-SM,
                     5/15/08 ................................     365,489
         2,145     Series 2097, Class 2097-PY,
                     12/15/19 ...............................     141,420
         2,343     Series 2115, Class 2115-IA,
                     11/15/10 ...............................    139,500
         3,091     Series 2130, Class 2130-PF,
                     4/15/11 ................................     268,545
         4,311     Series 2301, Class 2301-IL,
                     11/15/20 ...............................     387,957
         9,911     Series 2351, Class 2351-PI,
                     4/15/21 ................................   1,282,236
         6,558     Series 2353, Class 2353-TI,
                     9/15/08 ................................     401,684
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           825     Trust 1993-188, Class 188-VA,
                     3/25/13 ................................      69,125
         1,643     Trust 1993-194, Class 194-PV,
                     6/25/08 ................................     125,300
           724     Trust 1993-223, Class 223-PT,
                     10/25/23 ...............................      77,551
         2,480     Trust 1996-24, Class 24-SG,
                     3/25/08 ................................     282,895
         6,755     Trust 1997-84, Class 84-PJ,
                     1/25/08 ................................     661,690

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
             AMOUNT                                                VALUE
  RATING*    (000)             DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         $  91     Trust 1998-43, Class 43-YJ,
                     7/18/28 ................................        $ 57
         7,517     Trust 1998-51, Class 51-SP,
                     9/25/28                                      308,913
         6,757     Trust 1998-61, Class 61-S,
                     12/25/08 ...............................     354,728
        11,418     Trust 1999-35, Class 35-LS,
                     2/25/22 ................................     419,264
         5,227     Trust 1999-52, Class 52-TS,
                     5/25/22 ................................      84,939
         1,856     Trust 2001-68, Class 68-EC,
                     9/25/10 ................................     261,328
        17,691     Trust 2002-9, Class 9-PI,
                     7/25/09 ................................   1,448,484
                 Government National Mortgage
                   Association,
           792     Trust 1998-24, Class 24-IB,
                     5/20/23 ................................      35,878
         2,809     Trust 1999-17, Class 17-PF,
                     10/16/25 ...............................     219,433
         9,178     Trust 1999-25, Class 25-SL,
                     7/20/29 ................................     848,952
           656     Trust 2000-7, Class 7-IB,
                     6/16/25 ................................      37,704
                 Residential Funding Mortgage
                   Securities I, Inc.,
        10,492     Series 1998-S19, Class A-8,
                     8/25/28 ................................      19,673
        99,971     Series 1999-S14, Class I-A16,
                     6/25/29 ................................     609,199
                                                               ----------
                                                               10,314,443
                                                               ----------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--1.1%
AAA         23   Collateralized Mortgage Obligation Trust,
                   Trust 29, Class A,
                     5/23/17 ................................      20,286
           413   Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage Participation
                   Certificates, Series 2242,
                   Class 2242-BP,
                     2/15/29 ................................     404,429
         1,406   Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
                   Trust 1993-225, Class 225-ME,
                     11/25/23 ...............................     815,480
                                                               ----------
                                                                1,240,195
                                                               ----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--1.8%
AAA      2,000   New York City Mortgage Loan Trust,
                   Multifamily, Series 1996, Class A-2,
                     6.75%, 6/25/11** .......................   2,100,000
                                                               ----------

                 ASSET-BACKED SECURITIES--0.8%
AAA     $  800   Chase Credit Card Master Trust,
                   Series 1997-5, Class 5-A,
                     6.194%, 8/15/05 ........................  $  815,000
NR        400+   Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 9/15/07**/*** ...................      36,961
NR        856+   Structured Mortgage Asset
                   Residential Trust,
                   Series 1997-3,
                     8.57%, 4/15/06 @@/*** ..................      49,205
                                                               ----------
                                                                  901,166
                                                               ----------
                 U.S. GOVERNMENT AND
                 AGENCY SECURITIES--1.8%
           455   Small Business Investment Companies,
                   Series 1998-P10A-1,
                     6.12%, 2/01/08 .........................     467,636
                 U.S. Treasury Notes,
         1,450@    3.50%, 11/15/06 ..........................   1,424,161
           190     4.25%, 5/31/03 ...........................     194,038
                                                               ----------
                                                                2,085,835
                                                               ----------
                 AGENCY ZERO COUPON BONDS--76.3%
        12,407   Aid to Israel,
                   2/15/05 - 8/15/05 ........................  10,964,044
                 Government Trust Certificates,
         5,220     Israel, Class 2-F, 5/15/05 ...............   4,666,315
        13,760     Turkey, Class T-1, 5/15/05 ...............  12,300,477
        22,926@  Resolution Funding Corp.,
                   7/15/05 ..................................  20,624,917
        11,026@  Financing Corp. (FICO) Strips,
                   12/06/05 .................................   9,621,398
         6,216   Tennessee Valley Authority,
                   11/01/05 .................................   5,413,390
        26,000@  U.S. Treasury Bond Strips,
                   8/15/05 - 11/15/05 .......................  23,174,040
                                                               ----------
                                                               86,764,581
                                                               ----------
                 TAXABLE MUNICIPAL BONDS--5.9%
AAA      1,000   Alameda County California
                   Pension Obligation,
                   Zero Coupon, 12/01/05 ....................     865,490
AAA      1,000   Alaska Energy Authority
                   Power Revenue,
                   Zero Coupon, 7/01/05 .....................     915,230
Aaa      1,233   Kern County California
                   Pension Obligation,
                   Zero Coupon, 8/15/02 - 8/15/05 ...........   1,092,309
                 Long Beach California
                   Pension Obligation,
AAA      1,238     Zero Coupon, 9/01/02 - 9/01/05 ...........   1,094,556
AAA        500     7.09%, 9/01/09 ...........................     557,135
                 Los Angeles County California
                   Pension Obligation,
AAA      1,203     Zero Coupon, 12/31/02 - 6/30/05 ..........   1,068,702
AAA      1,000     8.62%, Series A, 6/30/06                     1,149,000
                                                               ----------
                                                                6,742,422
                                                               ----------

                 See Notes to Consolidated Financial Statements.

              PRINCIPAL
                AMOUNT                                             VALUE
  RATING*        (000)          DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

                 CORPORATE BONDS--9.5%
                 FINANCE & Banking--4.5%
A3     $ 1,000@  American Savings Bank,
                   6.625%, 2/15/06** ........................   $ 996,875
A+       1,243   Equitable Life Assurance Society,
                   Zero Coupon,
                   12/01/02 - 12/01/05** ....................   1,069,294
AA-      1,000   Travelers Group, Inc.,
                   6.75%, 1/15/06 ...........................   1,071,380
AAA      1,900   UBS PaineWebber Group, Inc.,
                   7.875%, 2/15/03 ..........................   1,966,025
                                                              -----------
                                                                5,103,574
                                                              -----------
                 INDUSTRIALS--3.1%
A        1,000   Alltel Corp.,
                   7.50%, 3/01/06 ...........................   1,057,730
BBB+     1,000   TCI Communications, Inc.,
                   8.25%, 1/15/03 ...........................   1,019,200
Baa2     1,719   Union Pacific Corp.,
                   Zero Coupon,
                   11/01/02 - 5/01/05** .....................   1,503,874
                                                              -----------
                                                                3,580,804
                                                              -----------
                 YANKEE--1.9%
BBB-     1,000   Empresa Electrica Guacolda SA,
                   7.95%, 4/30/03** .........................   1,035,545
A-       1,000   Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** ........................   1,059,720
                                                              -----------
                                                                2,095,265
                                                              -----------
                 Total corporate bonds ......................  10,779,643
                                                              -----------
                 STRIPPED MONEY MARKET
                 INSTRUMENT--8.0%
        10,000   Vanguard Prime Money
                   Market Portfolio,
                   12/31/04 .................................   9,120,000
                                                              -----------
                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS***
            10   Federal Home Loan Mortgage
                   Corp., Multiclass Mortgage
                   Participation Certificates,
                   Series 1035, Class
                     1035-R, 1/15/21 ........................      10,000
                                                              -----------
                 Total long-term investments
                   (cost $132,633,526) ...................... 146,060,473
                                                              -----------

                 SHORT-TERM INVESTMENTS--2.0%
                 Discount Note--1.5%
        $1,700   Federal Home Loan Bank,
                   1.87%, 7/01/02
                   (amortized cost $1,700,000) .............. $ 1,700,000
                                                              -----------
        Contracts
        ----------
                 OUTSTANDING CALL OPTIONS
                 PURCHASED--0.5%
           424   U.S. Treasury Note,
                   10 Year Future,
                   expires 8/24/02 @ $107
                   (cost $322,137) ..........................     596,250
                                                              -----------

                 Total short-term investments
                   (cost $2,022,137) ........................   2,296,250
                                                              -----------
                 Total Investments--130.4%
                   (cost $134,655,663) ...................... 148,356,723

                 Liabilities in excess of
                   other assets--(30.4)% .................... (34,552,181)
                                                              -----------

                 NET ASSETS--100% ...........................$113,804,542
                                                              ===========

-----------

   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

  ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2002, the Trust held 6.9% of its net assets in securities restricted as to resale.

 *** Illiquid securities representing 0.08% of net assets.

   @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

 @@ Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $73,376.

   + Security is fair valued. (Note 1)

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
--------------------------------------------------------------------------------

     REMIC  -- Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------


                See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $134,655,663)
  (Note 1) ................................................       $ 148,356,723
Cash ......................................................              44,305
Interest receivable .......................................             967,960
Receivable for investments sold ...........................              33,850
Other assets ..............................................              16,878
                                                                  -------------
                                                                    149,419,716
                                                                  -------------
LIABILITIES
Reverse repurchase agreements (Note 4) ....................          35,302,500
Investment advisory fee payable (Note 2) ..................              45,291
Interest payable ..........................................              29,485
Deferred directors fees (Note 1) ..........................              13,797
Due to broker-variation margin (Notes 1 & 3) ..............              12,436
Administration fee payable (Note 2) .......................               7,246
Other accrued expenses ....................................             204,419
                                                                  -------------
                                                                     35,615,174
                                                                  -------------
NET ASSETS ................................................       $ 113,804,542
                                                                  =============
Net assets were comprised of:
  Common stock, at par (Note 5) ...........................       $      95,107
  Paid-in capital in excess of par ........................          86,623,272
                                                                  -------------
                                                                     86,718,379
  Undistributed net investment income .....................          13,507,723

  Accumulated net realized loss ...........................             (73,300)

  Net unrealized appreciation .............................          13,651,740
                                                                  -------------
Net assets, June 30, 2002 .................................       $ 113,804,542
                                                                  =============
NET ASSET VALUE PER SHARE:
  ($113,804,542 / 9,510,667 shares of
  common stock issued and outstanding) ....................               $11.97
                                                                         =======

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest earned (including discount/premium
    accretion/amortization of $2,162,904 and
    net of interest expense of $335,163) ......................     $ 7,568,500
                                                                    -----------
Operating expenses
  Investment advisory .........................................         276,938
  Administration ..............................................          44,310
  Custodian ...................................................          41,000
  Reports to shareholders .....................................          31,000
  Independent accountants .....................................          18,000
  Directors ...................................................          13,000
  Registration ................................................          11,000
  Transfer agent ..............................................          10,000
  Legal .......................................................           8,000
  Miscellaneous ...............................................          14,448
                                                                    -----------
    Total operating expenses ..................................         467,696
                                                                    -----------

Net investment income before excise tax .......................       7,100,804

  Excise tax ..................................................          27,439
                                                                    -----------
Net investment income .........................................       7,073,365
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments .................................................         (37,760)
  Options written .............................................         180,952
  Futures .....................................................        (384,611)
                                                                    -----------
                                                                       (241,419)
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments .................................................      (1,668,074)
  Futures .....................................................         332,840
                                                                    -----------
                                                                     (1,335,234)
                                                                    -----------
Net loss on investments .......................................      (1,576,653)
                                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................     $ 5,496,712
                                                                    ===========

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ...........................................       $ 5,496,712
                                                                    -----------
Increase in investments .....................................        (4,639,371)
Net realized loss ...........................................           241,419
Decrease in unrealized appreciation .........................         1,335,234
Increase in receivable for investments sold .................           (33,850)
Increase in interest receivable .............................          (111,118)
Decrease in other assets ....................................             2,487
Increase in due to broker-variation margin ..................            10,000
Decrease in interest payable ................................            (5,803)
Decrease in dividends payable ...............................          (475,504)
Decrease in other accrued expenses ..........................          (346,045)
                                                                    -----------
  Total adjustments .........................................        (4,022,551)
                                                                    -----------
Net cash flows provided by operating activities .............       $ 1,474,161
                                                                    ===========

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .............       $ 1,474,161
                                                                    -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements .................           802,750
  Cash dividends paid .......................................        (2,376,768)
                                                                    -----------
Net cash flows used for financing activities ................        (1,574,018)
                                                                    -----------
Net decrease in cash ........................................           (99,857)
Cash at beginning of period .................................           144,162
                                                                    -----------
Cash at end of period .......................................       $    44,305
                                                                    ============

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENTS OF
CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED      YEAR ENDED
                                                    JUNE 30,    DECEMBER 31,
                                                      2002          2001
                                                   ----------   ----------

INCREASE (DECREASE)
  IN NET ASSETS

Operations:
  Net investment income ................      $   7,073,365       $   9,489,787

  Net realized loss ....................           (241,419)         (1,065,863)

  Net change in unrealized
  appreciation (depreciation) ..........         (1,335,234)          4,956,276
                                              -------------       -------------
  Net increase in net assets
    resulting from operations ..........          5,496,712          13,380,200
  Dividends from net
  investment income ....................         (2,376,768)         (5,705,176)
                                              -------------       -------------
Total increase .........................          3,119,944           7,675,024

NET ASSETS
Beginning of period ....................        110,684,598         103,009,574
                                              -------------       -------------
End of period (including
  undistributed net investment
  income of $13,507,723
  and $8,811,126, respectively) ........      $ 113,804,542       $ 110,684,598
                                              =============       =============



                 See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                       SIX MONTHS ENDED -------------------------------------------------------------
                                        JUNE 30, 2002      2001         2000         1999         1998        1997
                                        --------------  ----------   ---------    -----------   ---------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....   $  11.64    $  10.83     $  10.04     $  11.07     $  10.60     $  10.10
                                             --------    --------     --------     --------     --------     --------
  Net investment income (net of interest
    expense of $0.04, $0.19, $0.31, $0.26,
    $0.28 and $0.26, respectively) .......        .74        1.00          .59          .59          .68          .76
  Net realized and unrealized gain (loss)
    on investments .......................       (.16)        .41          .80        (1.02)         .41          .36
                                             --------    --------     --------     --------     --------     --------
Net increase (decrease) from investment
operations ...............................        .58        1.41         1.39         (.43)        1.09         1.12
                                             --------    --------     --------     --------     --------     --------
Dividends from net investment income .....       (.25)       (.60)        (.60)        (.60)        (.62)
                                                                                                                 (.62)
                                             --------    --------     --------     --------     --------     --------
Net asset value, end of period* ..........   $  11.97    $  11.64     $  10.83     $  10.04     $  11.07     $  10.60
                                             ========    ========     ========     ========     ========     ========
Market value, end of period* .............   $  11.70    $  11.15     $   9.88     $   9.06     $   9.81     $   9.38
                                             ========    ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ .................       7.26%      19.44%       16.28%       (1.58)%      11.03%       15.79%
                                             ========    ========     ========     ========     ========     ========

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................        .84%++      .92%         .88%         .91%         .91%         .88%
Operating expenses and interest expense ..       1.45%++     2.55%        3.90%        3.37%        3.52%
                                                                                                                 3.39%
Operating expenses, interest expense
  and excise tax .........................       1.50%++     2.87%        4.06%        3.60%        3.71%        3.52%
Net investment income ....................      12.77%++     8.78%        5.72%        5.58%        6.23%        7.47%

SUPPLEMENTAL DATA:
Average net assets (000) .................   $111,693    $108,142     $ 98,368     $100,534     $103,812     $ 97,493
Portfolio turnover .......................          1%         17%          17%           9%          11%          31%
Net assets, end of period (000) ..........   $113,805    $110,685     $103,010     $ 95,443     $105,238     $100,833
Reverse repurchase agreements outstanding,
  end of period (000) ....................   $ 35,303    $ 34,500     $ 48,262     $ 47,039     $ 50,051     $ 48,275
Asset coverage+++ ........................   $  4,224    $  4,208     $  3,134     $  3,029     $  3,103     $  3,089

--------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

+ Total investment return is calculated assuming a purchase of a common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results. Total investment return for the period of less than one full year is not annualized.

++   Annualized

+++  Per $1,000 of reverse repurchase  agreements  outstanding.


The information above represents the unaudited operating performance data for a common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's stock.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Advantage Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to return $10 per share to investors on or shortly before December 31, 2005. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BAT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At June 30, 2002 the Trust held two positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling or purchasing may be used by the Trust in an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put and call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

    The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

    During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, BlackRock Advisors, Inc., (the "Advisor") closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

    The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

    Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

    Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Advisor does not anticipate non-performance by any counterparty.

    Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains or losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

    Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Advisor does not anticipate non-performance by any counterparty.

    Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i)  Market   value   of   investment   securities,    other   assets   and
          liabilities--at the closing daily rates of exchange.

     (ii) Purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of the fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not engage in securities lending during the six months ended June 30, 2002.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS  AND  DISTRIBUTIONS:   The  Trust  declares  and  pays  dividends  and
distributions monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock Trusts.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with the Advisor, a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly owned subsidiary of Prudential Financial, Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.50% of the Trust's average weekly net assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $276,938, $540,742, $491,731 and $502,669, respectively. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.08% of the Trust's average weekly net assets. The total dollar amounts paid to PI by the Trust under the Administration Agreement for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000 and 1999 were $44,310, $86,519, $98,386 and
$100,534, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 2002 aggregated $13,047,630 and $1,733,972, respectively.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 2002 was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $13,641,221 (gross unrealized appreciation--$14,997,490, gross unrealized depreciation--$1,356,269).

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 2001 of approximately $180,000, of which $98,000 expires in 2005 and $82,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     The Trust elected, for United States federal income tax purposes, to treat net long-term capital losses of approximately $261,500 incurred in the two months ended December 31, 2001 as having been incurred in the fiscal year ending December 31, 2002.

   Details of open financial future contracts at June 30, 2002 are as follows:

                                                   VALUE AT
NUMBER OF                 EXPIRATION    VALUE AT     JUNE 30,     UNREALIZED
CONTRACTS      TYPE         DATE      TRADE DATE      2002      DEPRECIATION
---------      ----      -----------  -----------   -------     ------------
 Long
position:   30 yr. U.S.  September
  100      Treasury Bond    2002    $10,327,445   $10,278,125      $49,320
                                                                   =======

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2002 was approximately $36,396,000 at a weighted average interest rate of approximately 1.86%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 2002 was $39,015,750 as of May 31, 2002 which was 25.5% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the six months ended June 30, 2002.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 9,510,667 shares outstanding at June 30, 2002, the Advisor owned 10,667 shares.

NOTE 6. DIVIDENDS

Subsequent to June 30, 2002 the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05 per share payable July 31, 2002 to shareholders of record on July 15, 2002.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Share Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect three Directors as follows:

DIRECTOR:                   CLASS            TERM                  EXPIRING
-------                    ------            -----                 --------
Frank J. Fabozzi ..........   I             3 years                  2005
Walter F. Mondale .........   I             3 years                  2005
Ralph L. Schlosstein ......   I             3 years                  2005

Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink* and James Clayburn La Force, Jr.

Shareholders elected the three Directors. The results of the voting were as follows:

                               VOTES FOR        VOTES AGAINST       ABSTENTIONS
                              ----------        -------------      ------------
Frank J. Fabozzi ...........   8,654,946             --               197,678
Walter F. Mondale ..........   8,582,782             --               269,842
Ralph L. Schlosstein .......   8,621,105             --               231,519

Certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito--Director and Vice Chairman, Henry Gabbay--Managing Director, and Anne Ackerley--Managing Director.

---------

* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Advantage Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2005.

WHO MANAGES THE TRUST?

BlackRock is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or shortly before at December 31, 2005. The Advisor will implement a conservative strategy that will seek to closely match the expected maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust and retaining a portion of its income each year.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Share Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, EquiServe Trust Company, N.A.

Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is allowed to leverage at approximately 33 1/3 % of total assets.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse affect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Share Exchange (NYSE symbol: BAT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

-------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMs):            Mortgage  instruments  with interest rates
                                      that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:              Securities  backed  by  various  types  of
                                      receivables such as automobile and credit card receivables.

CLOSED-END FUND:                      Investment  vehicle which initially offers
                                      a fixed  number of shares  and trades on a
                                      share  exchange.  The Trust  invests  in a
                                      portfolio of securities in accordance with
                                      its  stated   investment   objectives  and
                                      policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOs):                   Mortgage-backed  securities which separate
                                      mortgage pools into short-,  medium-,  and
                                      long-term    securities   with   different
                                      priorities  for receipt of  principal  and
                                      interest.  Each  class  is paid a fixed or
                                      floating   rate  of  interest  at  regular
                                      intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):             Mortgage-backed   securities   secured  or
                                      backed by mortgage loans on commercial properties.

DISCOUNT:                             When a Trust's  net asset value is greater
                                      than its share price the Trust is said to be trading at a discount.

DIVIDEND:                             Income   generated  by   securities  in  a
                                      portfolio and distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:                Shareholders   may   elect   to  have  all
                                      dividends  and  distributions  of  capital
                                      gains   automatically    reinvested   into
                                      additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:                Securities  issued  or  guaranteed  by the
                                      U.S. Government, or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:             Mortgage  securities  including  CMBS that
                                      receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities also known as strips.

INVERSE-FLOATING RATE  MORTGAGE:      Mortgage  instruments  with  coupons  that
                                      adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                         Price per share of a  security  trading in
                                      the secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the share exchange.
                                      If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:                A mortgage dollar roll is a transaction in
                                      which  the  Trust  sells   mortgage-backed
                                      securities  for  delivery  in the  current
                                      month  and  simultaneously   contracts  to
                                      repurchase substantially similar (although
                                      not the same)  securities  on a  specified
                                      future date. During the "roll" period, the
                                      Trust  does  not  receive   principal  and
                                      interest  payments on the securities,  but
                                      is   compensated   for   giving  up  these
                                      payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:               Mortgage-backed securities issued by FNMA,
                                      FHLMC, or GNMA.

NET ASSET VALUE (NAV):                Net asset value is the total  market value
                                      of all securities and other assets held by
                                      the Trust, including income accrued on its
                                      investments,    minus   any    liabilities
                                      including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street
                                      Journal on Monday.

PRINCIPAL-ONLY SECURITIES:            Mortgage  securities that receive only the
                                      principal  cash flows  from an  underlying
                                      pool  of  mortgage   loans  or  underlying
                                      pass-through   securities  also  known  as
                                      strips.

PROJECT LOANS:                        Mortgages   for   multi-family,   low-  to
                                      middle-income housing.

PREMIUM: When a Trust's share price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                            Securities   issued  in  connection   with
                                      collateralized  mortgage  obligations that
                                      generally  represent  the excess cash flow
                                      from the mortgage  assets  underlying  the
                                      CMO  after   payment  of   principal   and
                                      interest on the other CMO securities and related administrative expenses.

REVERSE
REPURCHASE AGREEMENTS:                In a  reverse  repurchase  agreement,  the
                                      Trust  sells   securities  and  agrees  to
                                      repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                           Arrangements  in which a pool of assets is
                                      separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                        STOCK      MATURITY
PERPETUAL TRUSTS                                                        SYMBOL      DATE
                                                                         -----      -----
The BlackRock Income Trust Inc.                                          BKT         N/A
The BlackRock North American Government Income Trust Inc.                BNA         N/A
The BlackRock High Yield Trust                                           BHY         N/A
BlackRock Core Bond Trust                                                BHK         N/A
BlackRock Strategic Bond Trust                                           BHD         N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                  BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                         BQT        12/04
The BlackRock Advantage Term Trust Inc.                                  BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------------------------
                                                                        STOCK     MATURITY
PERPETUAL TRUSTS                                                        SYMBOL      DATE
                                                                         -----      -----
The BlackRock Investment Quality Municipal Trust Inc.                    BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.         RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                 RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.         RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.           RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                     BPS         N/A
The BlackRock Strategic Municipal Trust                                  BSD         N/A
BlackRock California Municipal Income Trust                              BFZ         N/A
BlackRock Municipal Income Trust                                         BFK         N/A
BlackRock New York Municipal Income Trust                                BNY         N/A
BlackRock New Jersey Municipal Income Trust                              BNJ         N/A
BlackRock Florida Municipal Income Trust                                 BBF         N/A
BlackRock New York Municipal Bond Trust                                  BQH         N/A
BlackRock Virginia Municipal Bond Trust                                  BHV         N/A
BlackRock Florida Municipal Bond Trust                                   BIE         N/A
BlackRock Municipal Bond Trust                                           BBK         N/A
BlackRock Maryland Municipal Bond Trust                                  BZM         N/A
BlackRock New Jersey Municipal Bond Trust                                BLJ         N/A
BlackRock California Municipal Bond Trust                                BZA         N/A
BlackRock California Municipal Income Trust II                           BCL         N/A
BlackRock New York Municipal Income Trust II                             BFY         N/A
BlackRock Municipal Income Trust II                                      BLE         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                           BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                     BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.          BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                  BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.            BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                          BMT        12/10
BlackRock California Municipal 2018 Term Trust                           BJZ        12/18
BlackRock New York Municipal 2018 Term Trust                             BLH        12/18
BlackRock Municipal 2018 Term Trust                                      BPK        12/18


                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                     IF YOU WOULD LIKE FURTHER INFORMATION
          PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM.

[BLACKROCK LOGO]

DIRECTORS
Ralph L. Schlosstein, CHAIRMAN*
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi*
Robert S. Kapito
James Clayburn La Force, Jr.
Walter F. Mondale

OFFICERS
Robert S. Kapito, PRESIDENT*
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-IBFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

   Statements and other information contained in this report are as dated and are subject to change.


* Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.

                     The BlackRock Advantage Term Trust Inc.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[Recycle Logo] Printed on recycled paper                            09247A-10001

THE [LOGO BLACKROCK]
ADVANTAGE
TERM TRUST INC.

--------------------------------------------------------------------------------
CONSOLIDATED
SEMI-ANNUAL REPORT
JUNE 30, 2002
[LOGO] BLACKROCK